Exhibit 21.1

Subsidiary List

CIT GROUP INC. Subsidiaries as of December 31, 2015	Domestic Jurisdiction	Country	Ownership Percent * Economic Interest
CIT Bank, N.A.	Federal National Association	United States	100%
ATMOR Properties Inc.	Delaware	United States	100%
C.I.T. Leasing Corporation	Delaware	United States	100%
Capita Corporation	Delaware	United States	100%
Capita International L.L.C.	Delaware	United States	100%
Capital Direct Group, Inc.	Delaware	United States	100%
CBG LJB 21 LLC	Delaware	United States	100%
CFHE Funding Company LLC	Delaware	United States	100%
CIT Aerospace LLC	Delaware	United States	100%
CIT Asset Management LLC	Delaware	United States	100%
CIT Capital Securities LLC	Delaware	United States	100%
CIT Capital USA Inc.	Delaware	United States	100%
CIT CBK Funding Company, LLC	Delaware	United States	100%
CIT CBK Funding Inc.	Delaware	United States	100%
CIT CLO Holding Corporation	Delaware	United States	100%
CIT CLO I Blocker Inc.	Delaware	United States	*
CIT CLO I LLC	Delaware	United States	*
CIT Communications Finance Corporation	Delaware	United States	100%
CIT Credit Finance Corp.	Delaware	United States	100%
CIT Credit Group USA Inc.	Delaware	United States	100%
CIT Finance LLC	Delaware	United States	100%
CIT Financial USA, Inc.	Delaware	United States	100%
CIT Funding Company IV, LLC	Delaware	United States	100%
CIT Funding Company, LLC	Delaware	United States	100%
CIT Funding LLC	Delaware	United States	100%
CIT Funds LLC	Delaware	United States	100%
CIT Group (NJ) LLC	Delaware	United States	100%
CIT Group Inc.	Delaware	United States	100%
CIT Group SF Holding Co., Inc.	Delaware	United States	100%
CIT Healthcare LLC	Delaware	United States	100%
CIT Home Lending Securitization Company, LLC	Delaware	United States	100%
CIT Insurance Agency, Inc.	Delaware	United States	100%
CIT Lending Services Corporation	Delaware	United States	100%
CIT Lending Services Corporation (Illinois)	Delaware	United States	100%
CIT Loan Corporation	Delaware	United States	100%
CIT Maritime Leasing, LLC	Delaware	United States	100%
CIT Middle Market Funding Company, LLC	Delaware	United States	100%
CIT Middle Market Holdings, LLC	Delaware	United States	100%
CIT Millbury Inc.	Delaware	United States	100%
CIT Rail LLC	Delaware	United States	100%
CIT Railcar Funding Company, LLC	Delaware	United States	100%
CIT SBL Property Holdings Corporation	Delaware	United States	*
CIT Small Business Lending Corporation	Delaware	United States	100%
CIT Strategic Finance, Inc.	Delaware	United States	100%
CIT Technology Financing Services I LLC	Delaware	United States	100%
CIT Technology Financing Services II LLC	Delaware	United States	100%
CIT Technology Financing Services, Inc.	Massachusetts	United States	100%
CIT Trade Finance Funding Company, LLC	Delaware	United States	100%

Subsidiary List

CIT GROUP INC. Subsidiaries as of December 31, 2015	Domestic Jurisdiction	Country	Ownership Percent * Economic Interest
CRE CT 21 OTHER LLC	Delaware	United States	100%
CRE CT 27 OTHER LLC	Delaware	United States	100%
CRE FFBC LLC	Delaware	United States	100%
CRE LJ 21 OTHER LLC	Delaware	United States	100%
CRE LJ 27 OTHER LLC	Delaware	United States	100%
CRE LJ 4800 Riverside LLC	Delaware	United States	100%
CRE LJ CA 2 LLC	Delaware	United States	100%
CRE LJ CA LLC	Delaware	United States	100%
CRE LJ CP ESCONDIDO LLC	Delaware	United States	100%
CRE LJ TX LLC	Delaware	United States	100%
Direct Capital Corporation	New Hampshire	United States	100%
Direct Capital Funding I Company, LLC	Delaware	United States	100%
Direct Capital Funding III Company, LLC	Delaware	United States	100%
Direct Capital Funding IV, LLC	Delaware	United States	100%
Direct Capital Funding V, LLC	Delaware	United States	100%
Direct Capital Funding VI, LLC	Delaware	United States	100%
Education Loan Servicing Corporation	Delaware	United States	100%
FH Transaction Corp.	Delaware	United States	100%
Financial Freedom Acquisition LLC	Delaware	United States	100%
Flex Holdings, LLC	Delaware	United States	100%
Flex Leasing Corporation	Delaware	United States	100%
Flex Leasing I, LLC	Delaware	United States	100%
Imaginarium LLC	Delaware	United States	100%
IMV 11 PALM LLC	Delaware	United States	100%
INDYMAC VENTURE, LLC	Delaware	United States	100%
Memphis Peaking Power LLC	Delaware	United States	100%
Millennium Leasing Company I LLC	Delaware	United States	100%
Millennium Leasing Company II LLC	Delaware	United States	100%
Montana OL1 LLC	Delaware	United States	100%
Montana OP1 LLC	Delaware	United States	100%
Montana OPCM1A LLC	Delaware	United States	100%
Montana OPCM1B LLC	Delaware	United States	100%
North Romeo Storage Corporation	Delaware	United States	100%
OneWest Investments II LLC	Delaware	United States	100%
OneWest Investments LLC	Delaware	United States	100%
OneWest Resources LLC	Delaware	United States	100%
ONEWEST VENTURES HOLDINGS LLC	Delaware	United States	100%
OWB REO LLC	Delaware	United States	100%
PL Servicing, LLC	Delaware	United States	100%
The CIT GP Corporation III	Delaware	United States	100%
The CIT Group Securitization Corporation II	Delaware	United States	100%
The CIT Group Securitization Corporation III	Delaware	United States	100%
The CIT Group/Business Credit, Inc.	New York	United States	100%
The CIT Group/Commercial Services, Inc.	New York	United States	100%
The CIT Group/Commercial Services, Inc. (Va.)	Delaware	United States	100%
The CIT Group/Corporate Aviation, Inc.	Delaware	United States	100%
The CIT Group/Equipment Financing, Inc.	Delaware	United States	100%
The CIT Group/Equity Investments, Inc.	New Jersey	United States	100%
The Equipment Insurance Company	Vermont	United States	100%

Subsidiary List

CIT GROUP INC. Subsidiaries as of December 31, 2015	Domestic Jurisdiction	Country	Ownership Percent * Economic Interest
CIT Aviation Finance I (UK) Limited	England	United Kingdom	100%
CIT Aviation Finance II (UK) Limited	England	United Kingdom	100%
CIT Capital Aviation (UK) Limited	England	United Kingdom	100%
CIT Capital Finance (UK) Limited	England	United Kingdom	100%
CIT Equipment Finance (UK) Limited	England	United Kingdom	100%
CIT Funding (UK) Limited	England	United Kingdom	100%
CIT Group (NFL) Limited	England	United Kingdom	100%
CIT Group (UK) Limited	England	United Kingdom	100%
CIT Group Holdings (UK) Limited	England	United Kingdom	100%
NACCO (U.K.) Limited	England	United Kingdom	100%

CIT Group (Switzerland) AG, In Liquidation	Switzerland	Switzerland	100%

CIT Aerospace Sweden AB	Sweden	Sweden	100%
CIT Group (Nordic) AB i likvidation	Sweden	Sweden	100%

Newcourt Financial Espana S.A.	Spain	Spain	100%

CIT Aerospace Asia Pte Ltd.	Singapore	Singapore	100%
CIT Group (Singapore) Pte Ltd	Singapore	Singapore	100%

CIT Group Holdings B.V.	Netherlands	Netherlands	100%
CIT Holdings B.V.	Netherlands	Netherlands	100%
CIT Transportation Holdings B.V.	Netherlands	Netherlands	100%
CIT TRS Funding B.V.	Netherlands	Netherlands	100%
CIT TRS Holdings B.V.	Netherlands	Netherlands	100%
CIT TRS Subsidiary B.V.	Netherlands	Netherlands	100%
Emerald Funding (Netherlands) C.V.	Netherlands	Netherlands	100%
Emerald Holdings C.V.	Netherlands	Netherlands	100%

MEX CIT SERVICIOS, S. de R.L. de C.V.	Federal District	Mexico	100%

CIT International (Malaysia) Sdn. Bhd., in voluntary liquidation	Kuala Lumpur	Malaysia	100%
CIT Malaysia One, Inc.	Labuan	Malaysia	100%

Nacco Luxembourg S.à.r.l.	Luxembourg	Luxembourg	100%

CIT Group Italy Srl in liquidazione	Italy	Italy	100%

Baliardo Limited	Ireland	Ireland	100%
Centennial Aviation (Ireland) 7, Limited	Ireland	Ireland	100%
CIT Aerospace International	Ireland	Ireland	100%
CIT Aerospace International Leasing II	Ireland	Ireland	100%
CIT Aviation Finance I (Ireland) Limited	Ireland	Ireland	100%
CIT Aviation Finance II (Ireland) Limited	Ireland	Ireland	100%
CIT Finance No.1 (Ireland) Limited, in Members Voluntary Liquidation	Ireland	Ireland	100%
CIT Group Finance (Ireland)	Ireland	Ireland	100%
CIT Holdings (Ireland) Limited, in Members Voluntary Liquidation	Ireland	Ireland	100%

Subsidiary List

CIT GROUP INC. Subsidiaries as of December 31, 2015	Domestic Jurisdiction	Country	Ownership Percent * Economic Interest
CIT Holdings No. 2 (Ireland), in Members Voluntary Liquidation	Ireland	Ireland	100%
Jessica Leasing Limited	Ireland	Ireland	*
Madeleine Leasing Limited	Ireland	Ireland	*
NACCO Rail Ireland Limited	Ireland	Ireland	100%
Rita Leasing Limited	Ireland	Ireland	*

CIT Group (Hungary) Financial Servicing Limited Liability Company	Hungary	Hungary	100%

CIT Financial (Hong Kong) Limited	Hong Kong	Hong Kong	100%

CIT Group Holding (Germany) GmbH	Germany	Germany	100%
CIT Leasing (Germany) GmbH i.L.	Germany	Germany	100%
NACCO GmbH	Hamburg	Germany	100%

Centennial Aviation (France) 1, SARL	France	France	100%
Centennial Aviation (France) 2, SARL	France	France	100%
CIT Aerospace Holdings (France) SAS	France	France	100%
CIT Aerospace International (France) Sarl	France	France	100%
CIT Aviation Finance I (France) Sarl	France	France	100%
CIT Aviation Finance II (France) Sarl	France	France	100%
CIT Group (France) SAS	France	France	100%
CIT Group Location (France) SAS	Nanterre	France	100%
CIT Rail Holdings (Europe) SAS	France	France	100%
NACCO SAS	France	France	100%
Transrail SNC	France	France	100%

CIT Finance & Leasing (Tianjin) Corporation	Tianjin City	China	100%
CIT Finance & Leasing Corporation	Shanghai	China	100%

505 CLO I Ltd. in Liquidation	Grand Cayman	Cayman Islands	*
505 CLO II Ltd. in Liquidation	Grand Cayman	Cayman Islands	*
505 CLO III Ltd. in Liquidation	Grand Cayman	Cayman Islands	*
505 CLO IV Ltd. in Liquidation	Grand Cayman	Cayman Islands	*
CIT Cayman Coconut Palm Leasing, Ltd.	Grand Cayman	Cayman Islands	100%
CIT Cayman Sandy Keys Leasing, Ltd.	Grand Cayman	Cayman Islands	100%
CIT CLO 2012-1 Ltd. in Liquidation	Grand Cayman	Cayman Islands	*
CIT CLO Holdings II, Ltd. in Liquidation	Grand Cayman	Cayman Islands	100%
CIT CLO Holdings, Ltd. in Liquidation	Grand Cayman	Cayman Islands	100%
CIT CLO I Ltd.	Grand Cayman	Cayman Islands	*
CIT Education Loan Residual Holdings, Ltd. in Liquidation	Grand Cayman	Cayman Islands	100%
CIT Education Loan Trust Holdings, Ltd. in Liquidation	Grand Cayman	Cayman Islands	*
CIT SBL 2008-1, Ltd.	Grand Cayman	Cayman Islands	*
CIT SBL Holdings, Ltd.	Grand Cayman	Cayman Islands	100%
CIT SLX Issuer Holdings, Ltd. in Liquidation	Grand Cayman	Cayman Islands	*
CIT SLX Residual Holdings, Ltd. in Liquidation	Grand Cayman	Cayman Islands	100%

544211 Alberta Ltd.	Alberta	Canada	100%
555565 Alberta Ltd.	Alberta	Canada	100%
555566 Alberta Ltd.	Alberta	Canada	100%

Subsidiary List

CIT GROUP INC. Subsidiaries as of December 31, 2015	Domestic Jurisdiction	Country	Ownership Percent * Economic Interest
CIT Canada Equipment Receivables ULC	Alberta	Canada	100%
CIT Canada Finance LP	Alberta	Canada	100%
CIT Canada Finance ULC	Alberta	Canada	100%
CIT Financial (Alberta) ULC / Services Financiers CIT (Alberta) ULC	Alberta	Canada	100%
CIT Holdings Canada ULC	Alberta	Canada	100%
3918041 Canada Inc.	Federally Chartered	Canada	100%
CIT Mezzanine Partners of Canada Limited	Federally Chartered	Canada	100%
CCERU Finance LP	Manitoba	Canada	100%
1143986 Ontario Limited	Ontario	Canada	100%
1244771 Ontario Limited	Ontario	Canada	100%
CIT Financial Ltd./Services Financiers CIT Ltee.	Ontario	Canada	100%

The Capita Corporation do Brasil Ltda	Brazil	Brazil	100%

CIT Aerospace International (Bermuda) Limited	Bermuda	Bermuda	100%
CIT Aviation Finance I Ltd.	Bermuda	Bermuda	100%
CIT Aviation Finance II Ltd.	Bermuda	Bermuda	100%
CIT Aviation Finance III Ltd.	Bermuda	Bermuda	10% *
CIT FSC Eighteen, Ltd.	Bermuda	Bermuda	100%
CIT FSC Nineteen, Ltd.	Bermuda	Bermuda	100%
CIT Leasing (Bermuda), Ltd.	Bermuda	Bermuda	100%

CIT Aerospace, Belgium Sprl	Belgium	Belgium	100%

CIT Financial (Barbados) SRL	Barbados	Barbados	100%
CIT Financial II (Barbados) Srl	Barbados	Barbados	100%
CIT Holdings (Barbados) SRL	Barbados	Barbados	100%
Worrell Capital Limited	Barbados	Barbados	100%

CIT Aerospace (Australia) Pty Ltd	Victoria	Australia	100%
CIT Aerospace Holdings (Australia) Pty Ltd	Victoria	Australia	100%
CIT Aerospace International (Australia) Pty Ltd.	Victoria	Australia	100%

CIT Aerospace International (Aruba) A.V.V.	Aruba	Aruba	100%